UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2012

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375
(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102
(Address of principal executive offices)	(Zip Code)

(806) 351-2300

(Registrant’s telephone number, including area code)

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

Section 8 – Other Events

Item 8.01. Other Events.

On April 13, 2012, John H. Marmaduke, the President and Chief Executive Officer of Hastings Entertainment, Inc. (“Hastings”), adopted a prearranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and John H. Marmaduke Family Limited Partnership (the “John H. Marmaduke FLP”), for which John H. Marmaduke is President, adopted a prearranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (collectively, the “Rule 10b5-1 Plans”). During the term of the Rule 10b5-1 Plans, Mr. Marmaduke and the John H. Marmaduke Family Limited Partnership were permitted to sell up to 8,000 shares of Hastings common stock per calendar month, or 192,000 shares of Hastings common stock over the term of the Rule 10b5-1 Plans, with such sales subject to a limited percentage of average daily trading volume. If for any reason the total number of shares designated to be sold in any one calendar month were not sold, the unsold balance may have been sold in the next calendar month or months. Sales of stock under each Rule 10b5-1 Plan were allowed to commence on May 1, 2012 and would continue until the Rule 10b5-1 Plan expired on the earlier to occur of (i) April 30, 2013 or (ii) the date on which Mr. Marmaduke or the FLP sold all of the shares covered by the Rule 10b5-1 Plan.

On October 26, 2012, Mr. Marmaduke signed letters of termination of his prearranged trading plan, as well as the John H. Marmaduke Family Limited Partnership trading plan, pursuant to paragraph 2(g) of the agreements that were originally dated April 13, 2012. The terminations are effective October 31, 2012.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

10.1	Letter of Termination dated October 26, 2012 of Rule 10b5-1 Trading Plan originally dated April 13, 2012, between John H. Marmaduke and Sterne Agee & Leach, Inc.

10.2	Letter of Termination dated October 26, 2012 of Rule 10b5-1 Trading Plan originally dated April 13, 2012, between John H. Marmaduke Family Limited Partnership and Sterne Agee & Leach, Inc.

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2012	Hastings Entertainment, Inc.
(Registrant)

	By:	/s/ Dan Crow
Dan Crow
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

HASTINGS ENTERTAINMENT, INC.

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Letter of Termination dated October 26, 2012 of Rule 10b5-1 Trading Plan originally dated April 13, 2012, between John H. Marmaduke and Sterne Agee & Leach, Inc.

10.2	Letter of Termination dated October 26, 2012 of Rule 10b5-1 Trading Plan originally dated April 13, 2012, between John H. Marmaduke Family Limited Partnership and Sterne Agee & Leach, Inc.